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                                                                    EXHIBIT 32.1

                      CHIEF EXECUTIVE OFFICER CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Martin M. Koffel, the Chief Executive Officer of URS Corporation (the "Company") hereby certifies that, to the best of his knowledge:

         1. The Company's Annual Report on Form 10-K for the period ended October 31, 2003, to which this Certification is attached as
                  Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         IN WITNESS WHEREOF, the undersigned has set his hand hereto as of the 22nd day of January, 2004.

                                                    /s/ Martin M. Koffel
                                                    --------------------
                                                    Martin M. Koffel
                                                    Chief Executive Officer